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                                                                   Exhibit 10.7

                             SUPPORT SERVICES AGREEMENT


DIALOGIC CORPORATION ("DIALOGIC"), a New Jersey corporation with offices at 1515 Route Ten, Parsippany, New Jersey 07054, and INTERACTIVE INTELLIGENCE, INCORPORATED an Indiana corporation, with offices at 3500 Depauw Blvd. Indianapolis, Indiana ("Customer") hereby agree that the following terms and conditions will apply to certain technical and/or professional support services ("Services") provided by DIALOGIC to Customer:


1.   COVERAGE
This Agreement will cover Support Services and Delivered Information provided by DIALOGIC to Customer, as specified in Exhibit A, Statement of Work.

2.   TERM
This Agreement will become effective when signed by Customer and accepted in writing by DIALOGIC and will remain in effect for the period specified in Exhibit A or until terminated as set forth in Section 11.

3.   NOTICES
All notices in connection with this Agreement will be deemed given as of the day they are deposited in the U.S. Mails, postage prepaid, certified or registered, return receipt requested, or by facsimile message addressed to the recipient at the address set forth above, or by electronic mail provided that the receipt of the electronic mail is confirmed by sender.

4.   PRICE AND PAYMENT

A. Services will be provided for the charges specified in Exhibit B, Schedule of Charges. Prior to acceptance, DIALOGIC may require an advance payment and/or a form of security acceptable to DIALOGIC.

B. Customer will pay the full amount due on the invoice notwithstanding restrictive endorsements or other statements on or accompanying checks accepted by DIALOGIC.

C. Customer agrees to pay taxes, however designated (excluding taxes on DIALOGIC's net income), imposed or based upon the provision, license or use for Services unless a tax exemption certificate is provided to DIALOGIC by Customer.

D. Customer agrees to reimburse DIALOGIC for attorneys' fees, interest and any applicable costs associated with collecting delinquent payments. Delinquent payments shall bear interest at the lower of one and one half per cent per month, or the highest rate permitted by law.

E. If DIALOGIC agrees to perform work at Customer's request outside of the work described in Exhibit A, Customer agrees to pay any additional charges for such work.

5.   USE OF INFORMATION
In order to enable DIALOGIC personnel to perform the Services contemplated by this Agreement, and in order to enable Customer to satisfy its obligations hereunder, it may become necessary for each party to receive or have access to Background Information (such term being defined to include specifications, designs, plans, drawings, software, data prototypes or other technical or business information that either existed prior to performance of services hereunder or is subsequently developed independent of performance of such services) of the other which is considered proprietary or confidential. In addition, Delivered Information, as defined in Section 6, which is provided pursuant to this Agreement is considered by the parties to be proprietary or confidential. All such Background Information and all Delivered Information will be collectively referred to in this section as Information.

A.   The party receiving the Information will:

     1. Hold the Information of the furnishing party in confidence, and restrict its disclosure solely to those of the receiving party's employees with a need to know, and not disclose it to third parties; and

     2. Advise employees who received the Information of the obligation of confidentiality hereunder; and

     3. Use and require employees to use the same degree of care to protect the information as is used with the receiving party's information of a similar nature;

     4. Use the Information it receives only in connection with Services it performs or obligations it fulfills pursuant to this Agreement, or pursuant to the applicable license granted in Section 6.

B. The receiving party will have no obligation to preserve the confidentiality or restrict the use of any Information which:

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     1.   Was previously known to the receiving party free of any obligation to keep it confidential, or

     2. Is or becomes publicly available, by other than unauthorized disclosure, or

     3.   Is independently developed by the receiving party, or

     4. Is disclosed to third parties by the furnishing party without restriction,

     5. Is lawfully received free of restriction from another source having the right to so furnish the Information.

C. Upon request, the receiving party will return to the furnishing party all Background Information received in tangible form.

D. Background Information may be disclosed to non-parties to this Agreement only upon the prior written authorization of the party furnishing such Background Information, and only if the non-party to whom the Background Information is disclosed agrees in writing (a copy of which will be provided to the party furnishing such information upon request) to the same conditions respecting such Background Information as are contained in this Section 5. However, with respect to requests made by formal legal process or by a government agency, each party receiving Background Information of the other will use reasonable efforts to safeguard such Background Information using established legal means (e.g., protective orders, etc.). This obligation may be satisfied by the receiving party notifying the other party in writing when any such request has been made and cooperating with the other party's efforts to protect the Background Information.

E. The terms of confidentiality under this Agreement shall not be construed to limit either party's right to independently develop products without the use of the Information. Further, either party shall be free to use for any purpose the residuals resulting from work with the other party's Information, provided that the receiving party shall maintain the confidentiality of the Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained by persons who have had access to the Information, including ideas, concepts, know-how or techniques contained therein. Neither Party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any works resulting from the use of residuals.

6.     OWNERSHIP OF INVENTIONS AND DELIVERED INFORMATION
All information (including specifications, designs, plans, drawings, software, date prototypes or other technical or business information) delivered or made available by DIALOGIC to Customer in accordance with Exhibit A, Statement of Work, and the rights to any underlying patent, copyrights, mask work protection rights and other intellectual property rights, will be designated as "Delivered Information" and will be treated as follows:

A. In the event that Delivered Information is developed or generated solely by DIALOGIC employees or jointly by DIALOGIC and Customer's employees, DIALOGIC will own all right, title and interest therein. DIALOGIC grants to Customer a non-exclusive, irrevocable, royalty-free license to use such Delivered Information in the United States for the defined business purposes specified in Exhibit A.

B. In the event that Delivered Information is generated solely by Customer's employees, Customer will own all right, title and interest therein. Customer grants to DIALOGIC a non-exclusive, irrevocable, royalty-free license to use such Delivered Information for any lawful business purposes.

C. In the event that DIALOGIC Background Information is incorporated in Delivered Information provided to Customer, DIALOGIC grants to Customer a non-exclusive, irrevocable, royalty-free license to use such Delivered Information in the United States for the defined business purposes specified in Exhibit A.

D. Except as expressly set forth herein, no license is granted by either party to the other with respect to any technical or business information, or with respect to rights in any patents, trademarks, copyrights, mask work protection rights and other intellectual property rights.

7.   PERSONNEL
In recognition of the fact that DIALOGIC may perform similar Services from time to time for others, this Agreement will not prevent DIALOGIC from performing such similar Services or restrict DIALOGIC from using any personnel which may be provided to the Customer under this Agreement. DIALOGIC will make a reasonable effort consistent with sound business practices to honor the specific request of the Customer with regard to the assignment of its employees; however DIALOGIC reserves the sole right to determine the assignment of its employees.

8.   RIGHTFUL EMPLOYER

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Customer agrees that DIALOGIC  is acting as an independent contractor and that each of the parties will be responsible for all management matters, taxes or wages, etc., relating to its own employees.

9.   NON-SOLICITATION
Customer agrees not to solicit for employment any DIALOGIC personnel performing Services for Customer under this agreement. Customer agrees to pay DIALOGIC the amount of $100,000 if a DIALOGIC employee who has performed Services under this Agreement is employed by Customer within twelve (12) months of the expiration of this Agreement. Customer agrees that this payment represents a reasonable estimation of DIALOGIC's actual expenses incurred should Customer hire a DIALOGIC employee under these conditions.

10.  SUBCONTRACTING
DIALOGIC may subcontract any or all of the work to be performed by it under this Agreement but will retain responsibility for the work subcontracted.

11.  TERMINATION

A. Customer may terminate this Agreement, subject to accrued charges, if DIALOGIC fails to perform or observe any material term or condition of this Agreement and such failure continues unremedied for thirty (30) days after DIALOGIC's receipt of written notice thereof from Customer.

B. Customer will be in default of this Agreement if Customer fails to pay any charge when due or fails to perform or observe any other material term or condition of this Agreement. DIALOGIC may terminate this Agreement and exercise any applicable rights, if (i) the failure to pay any charge when due continues unremedied for ten (10) days or, (ii) for 30 days from receipt of written notice by DIALOGIC for other breaches. In the event of such termination by DIALOGIC, Customer shall be liable for any accrued charges.

C. Either party may terminate this Agreement by notice in writing in the event that the other makes an assignment for the benefit of creditors; or admits in writing an inability to pay debts as they mature; or a trustee or receiver of the other or of any substantial part of the other's assets, is appointed by any court; or a proceeding is instituted under any provision of the Federal Bankruptcy Act by the other, or against the other, and is acquiesced in or is not dismissed within 60 days, or results in adjudication in bankruptcy.

12.  EXCLUSIVE REMEDIES AND LIMITATIONS OF LIABILITY

A. FOR PURPOSES OF THE EXCLUSIVE REMEDIES AND LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION 12, "DIALOGIC" WILL BE DEEMED TO INCLUDE DIALOGIC, ITS PARENT AND THEIR AFFILIATED ENTITIES AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUBCONTRACTORS AND SUPPLIERS OF ALL OF THEM; AND "DAMAGES" WILL BE DEEMED TO REFER COLLECTIVELY TO ALL INJURY, DAMAGE LOSS OR EXPENSE INCURRED.

B. DIALOGIC'S ENTIRE LIABILITY AND CUSTOMER'S EXCLUSIVE REMEDIES AGAINST DIALOGIC FOR LOSS OR DAMAGE ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF ANY WORK UNDER THIS AGREEMENT REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT INCLUDING NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, WILL BE AS
FOLLOWS:

     1. FOR DELAYS IN THE RESPONSE TIMES, AS SPECIFIED IN EXHIBIT A, DIALOGIC WILL HAVE NO LIABILITY UNLESS DIALOGIC IS CONSISTENTLY UNABLE TO MEET THE RESPONSE TIME TARGETS FOR REASONS NOT ATTRIBUTABLE EITHER TO CUSTOMER OR TO FORCE MAJEURE CONDITIONS (AS DEFINED IN SECTION 13), IN WHICH CASE CUSTOMER WILL HAVE THE RIGHT, AS ITS SOLE REMEDY, TO CANCEL THIS AGREEMENT, SUBJECT TO ANY ACCRUED CHARGES.

     2. FOR CLAIMS OTHER THAN SET FORTH ABOVE, DIALOGIC'S LIABILITY FOR IMPROPER PERFORMANCE OR NON-PERFORMANCE OF ITS OBLIGATIONS PURSUANT TO, OR IN ANY OTHER WAY RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, WILL BE LIMITED TO DIRECT DAMAGES THAT ARE PROVEN OR $100,000 WHICHEVER IS LESS. THE LIMITATION OF LIABILITY IN THIS SUBPARAGRAPH 12(B)(2) DOES NOT APPLY TO CUSTOMER'S RIGHT TO RECOVER PROVEN DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY OR FOR BODILY INJURY OR DEATH PROXIMATELY CAUSED BY DIALOGIC.

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CUSTOMER REPRESENTS THAT IT SHALL NOT USE DIALOGIC'S DELIVERED MATERIALS IN
AVIATION, PROCESS CONTROL, MEDICAL APPLICATIONS OR OTHER ULTRAHAZARDOUS ACTIVITIES AND ACKNOWLEDGES THAT DIALOGIC SHALL NOT BE RESPONSIBLE FOR ANY PERSONAL INJURY OR PROPERTY DAMAGE ARISING FROM SUCH ACTIVITIES AND THAT CUSTOMER WILL INDEMNIFY DIALOGIC FOR ANY COSTS OR EXPENSES, INCLUDING COSTS OF DEFENSE, RESULTING FROM USE OF DIALOGIC DELIVERED MATERIALS IN SUCH APPLICATIONS.

     3. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, DIALOGIC WILL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR LOST PROFITS, LOST SAVINGS OR LOST REVENUES OF ANY KIND WHATSOEVER, WHETHER OR NOT DIALOGIC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     4. ANY LEGAL ACTION AGAINST DIALOGIC UNDER OR WITH RESPECT TO THIS AGREEMENT OR WITH RESPECT TO ANY SERVICE CONTRACTED FOR OR FURNISHED UNDER THIS AGREEMENT WILL BE BARRED UNLESS IT IS COMMENCED WITHIN TWO (2) YEARS AFTER THE DATE THE CAUSE OF THE ACTION ARISES.

13.  FORCE MAJEURE
DIALOGIC will have no liability for damages due to fire; explosion; lightning; pest damage; power surges or failures; strikes or labor disputes; water; acts of God; the elements; war; civil disturbances, acts of civil or military authorities or the public enemy; inability to secure raw materials, products or transportation facilities; fuel or energy shortages; acts or omissions of communications carriers; or other causes beyond DIALOGIC's control, whether or not similar to the foregoing.

14.  WORKMANSHIP
The Services to be provided by DIALOGIC under this Agreement will proceed with diligence and will be executed in accordance with ordinarily acceptable practices in the field to which the work pertains, as well as any standards set forth in Exhibit A.

15.  CHANGES
Customer may request changes in the work being performed under this Agreement. If DIALOGIC agrees to the change, the change must be confirmed in writing and signed by authorized representatives of both parties. A reasonable adjustment will be made if any such change affects the time of performance or the cost of the work to be performed under this Agreement. If Customer delays matters in the course of the work, a commensurate deferral of the due date and/or an adjustment in the price will occur.

16.  PLANT RULES AND SECURITY REQUIREMENTS
The employees and agents of each party will, while on the premises of the other, comply with all plant rules and regulations in effect at such premises, including security requirements.

17.  PUBLICITY
Customer will not issue or release for publication any articles or advertising or publicity matter relating to the work performed hereunder or mentioning or implying the name of DIALOGIC or any of its affiliates or personnel of the foregoing, unless prior written consent is granted by DIALOGIC .

18.  WARRANTIES
EXCEPT AS SPECIFICALLY MADE HEREIN, DIALOGIC AND ITS AFFILIATED SUBCONTRACTORS AND SUPPLIERS MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIM ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

19.  GENERAL

A. If any paragraph, or clause thereof, of this Agreement will be held to be invalid or unenforceable in any jurisdiction in which this Agreement applies, then the meaning of such paragraph or clause will be construed so as to render it enforceable to the extent feasible; and if no feasible interpretation would save such paragraph or clause, it shall be severed from this Agreement and the remainder will remain in full force and effect. However, in the event such paragraph or clause is considered an essential element of the Agreement, the Parties will promptly negotiate a replacement thereof.

B. If either party fails, at any time, to enforce any right or remedy available to it under this Agreement, that failure will not be construed to be a waiver of the right or remedy with respect to any other breach or failure by the other party.

C. The construction, interpretation and performance of this Agreement will be construed in accordance with and governed by the laws of the State of New Jersey.

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D.   Exhibits A and B are incorporated herein.

E. THIS IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER AND SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL.

DIALOGIC CORPORATION                    INTERACTIVE INTELLIGENCE, INC.

By:/s/ John G. Alferi                   By: /s/ John R. Gibbs
   ----------------------------------      ----------------------------------

Title: President Sales & Services       Title:  Executive Vice President
                    The Americas
      -------------------------------         -------------------------------

Date:     February 19, 1999             Date:   February 24, 1999
     --------------------------------        --------------------------------

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